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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 current report

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of earliest event reported: January 29, 2003


                       WEST PHARMACEUTICAL SERVICES, INC.

               (Exact name of registrant as specified in charter)



     Pennsylvania                   1-8036                      23-1210010
(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)


       101 Gordon Drive, P.O. Box 645, Lionville, Pennsylvania 19341-0645
               (Address of Principal Executive Offices) (Zip Code)

                                 (610) 594-2900
              (Registrant's telephone number, including area code)


                                      N/A
          (Former name or former address, if changed since last report)


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Item 5.       Other Events.

On January 29, 2003, January 30, 2003 and February 4, 2003, West Pharmaceutical Services, Inc. (the "Company") issued press releases relating to an incident on January 29, 2003 at the Company's Kinston, North Carolina plant. The press releases issued in connection with this incident are filed as exhibits 99.1,
99.2 and 99.3, respectively, to this report and are incorporated herein by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

           (c)    Exhibits:

                  Exhibit #        Description
                  99.1             Press Release dated January 29, 2003
                  99.2             Press Release dated January 30, 2003
                  99.3             Press Release dated February 4, 2003




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              WEST PHARMACEUTICAL SERVICES, INC.



Date:  February 5, 2003                       By: /s/ J.R. Gailey
                                                  ------------------------
                                                  Name: John R. Gailey III
                                                  Title: Vice President






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                                  EXHIBIT INDEX

  99.1               Press Release dated January 29, 2003
  99.2               Press Release dated January 30, 2003
  99.3               Press Release dated February 4, 2003